Plan Description	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Description of Plan [Line Items]
Plan Description
Plan Description
The following description of The Goldman Sachs 401(k) Plan (the Plan) is provided for general information purposes only. The Plan sponsor is The Goldman Sachs Group, Inc. (the firm). Participants should refer to the Plan document, as most recently amended and restated, for a more complete description of the Plan’s provisions. Items referenced in italics are defined in the Plan document.
The Plan became effective on January 1, 1945 as the “Goldman Sachs Employees’ Profit Sharing Retirement Income Plan” and is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). Effective January 1, 2008, the Goldman Sachs Employees’ Profit Sharing Retirement Income Plan was amended to incorporate a 401(k) safe harbor design and was renamed “The Goldman Sachs 401(k) Plan.” The Plan has been subsequently amended for various reasons, including to reflect changes in law.
General
The Plan is a defined contribution plan to which participants may elect to make pre-tax, after-tax, and “Roth” after-tax contributions each year from their 401(k) Compensation (as determined under the Plan), and to which they can roll over amounts from certain other qualified retirement arrangements. Eligible participants have the option to convert existing eligible non-Roth Plan balances to a Roth 401(k) account in the Plan. The Plan’s Plan Year is the 12-month period commencing on January 1 and ending on the following December 31.
The Plan offers a dollar-for-dollar Matching Contribution on participants’ elective deferrals up to 6% of Safe Harbor Compensation, capped at a maximum match of $12,500. If an eligible participant’s Safe Harbor Compensation is less than $125,000, the firm will also allocate to that eligible participant’s account a Fixed Contribution equal to 2% of Safe Harbor Compensation. In addition to these contributions, the firm will allocate to each eligible participant an Additional Retirement Contribution of up to $4,000. Collectively, the Matching Contribution, Fixed Contribution and Additional Retirement Contribution are herein referred to as the Firm Contributions.

The Plan has two named fiduciaries, the Retirement Committee and the Administrative Committee. The Retirement Committee has the power to appoint one or more investment managers, as well as certain other duties relating to the investment of the funds held by the trustee. The Administrative Committee is responsible for administering the terms and provisions of the Plan. In general, each committee’s members are employees of the firm or its affiliates, although in certain cases non-employees may serve on either committee. Callan LLC (Callan) is the Retirement Committee’s investment adviser. Participants direct their contributions and the Firm Contributions into various investment options available from time to time under the Plan through the Goldman Sachs Profit Sharing Master Trust (the Master Trust). The Plan is the sole investor in the Master Trust. Participants’ directed investments can be allocated to mutual funds, collective trusts, separately managed accounts and a bank deposit account. Alight Solutions is the Plan’s record keeper.
The Plan offers participants the option to invest in the Stock Fund, which is a separately managed account and substantially all of its investments are shares of the firm’s common stock. In accordance with a policy adopted by the Retirement Committee, no more than 20% of any contribution made on behalf of each participant can be invested in the Stock Fund. When a participant reallocates his or her total investment balance, he or she is limited to reallocating 20% of his or her total investment balance into the Stock Fund. In addition, participants are restricted from transferring into or out of the Stock Fund during certain periods in accordance with the firm’s compliance procedures designed to avoid violations of applicable securities laws.
The Plan’s investments are owned by the Master Trust, which is subject to a trust agreement (the Trust Agreement) with The Bank of New York Mellon Corporation (the Trustee).

Eligibility
Employees become eligible to make pre-tax, after-tax, and “Roth” after-tax, contributions to the Plan as of the first day of the month after they join the firm or its affiliates as eligible employees. In addition, employees become eligible for Matching Contributions and Fixed Contributions as of the first day of the month following hire date. In addition, to be eligible for the Fixed Contribution, the employee must be employed on the last day of the firm’s fiscal year that ends with or within the Plan Year.
To be eligible for the Additional Retirement Contribution, employees must have been (i) active or on authorized leave of absence for no longer than two years as of November 26, 2004, (ii) age 46 or older as of November 26, 2004, and (iii) employed by the firm or its affiliates as of the last day of the current fiscal year.
Vesting
Participants are immediately fully vested in their own 401(k) contributions. A participant’s Matching Contributions, Fixed Contributions and Additional Contributions fully vest upon the earliest to occur of: (i) completion of a two-year period of service for the Matching Contributions and Fixed Contributions or three-year period of service for the Additional Contributions, (ii) attainment of age 65 while employed by the firm or its affiliates, (iii) disability retirement, (iv) death while employed by the firm or on military duty or (v) Plan termination. There is no partial vesting of Matching Contributions, Fixed Contributions or Additional Contributions.
Benefits
Any benefits provided by the Plan are paid from net assets available for benefits. The benefit to which a Plan participant is entitled equals the amount that can be provided by the vested contributions and net earnings (or losses) thereon (including net realized and unrealized investment appreciation and depreciation) allocated to such participant’s account. All or a portion of benefits can be distributed when an employee (i) leaves the firm or (ii) reaches age 59 ½.
Notes Receivable from Participants
A participant in the Plan is permitted to borrow between $1,000 and $50,000, reduced by (i) the highest outstanding balance of loans to such participant from the Plan during the one-year period ending on the day before the date on which such new loan is made, less (ii) the outstanding balance of loans to such participant from the Plan on the date of such new loan, subject to an overall cap of the lesser of (a) one-half of the participant’s total vested account balance (including Firm Contributions) or (b) the balance in the participant’s 401(k) and rollover contribution accounts. A participant may not borrow any amounts attributable to the Firm Contributions.
Interest on loans is fixed at the U.S. prime rate plus one percent for the life of the respective loan. Loans must be repaid within five years, or in some cases, ten years, with certain exceptions. Loans are repaid (principal and interest) and added back to participants’ account balances through regular after-tax payroll deductions.
Risks and Uncertainties
Investments are exposed to various risks, such as interest rate, market, currency and credit risk. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is possible that changes in risks in the near term could materially affect participants’ account balances and the amounts reported in the statements of net assets available for benefits and the statements of changes in net assets available for benefits.